                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 12, 2006

                                SENTO CORPORATION
             (Exact name of registrant as specified in its charter)

              Utah                      000-06425                87-0284979
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

           420 East South Temple, Suite 400
                 Salt Lake City, Utah                       84111
       (Address of principal executive offices)          (Zip Code)

                                 (801) 431-9200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         The information in Items 2.02 and 9.01 of this report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General
Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of
1933, as amended.

            ITEM 2.02--RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 12, 2006, Sento Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                 Title of Document                        Location
-------------- ---------------------------------------------------- ------------

     99        Miscellaneous
-------------- ---------------------------------------------------- ------------
    99.01      Public release dated July 12, 2006                   Attached

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SENTO CORPORATION

Date: July 12, 2006                            By: /s/ Anthony Sansone
                                                  Anthony Sansone,
                                                  Chief Financial Officer

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